                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 30, 2004 (July 30, 2004)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


         1-9020                                                  76-1440714
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


       400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a.       Financial Statement of Business Acquired

         None.

b.       Pro Forma Financial Information

         None.

c.       Exhibits

         None.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Lafayette, Louisiana - July 30, 2004 - PetroQuest Energy, Inc. (NASDAQ: PQUE) announced today net income for the quarter ended June 30, 2004 of $4,237,000 or $0.09 per share, compared to a net loss for the second quarter 2003 of $1,698,000 or $(0.04) per share. Net cash flow provided by operating activities for the second quarter of 2004 was $13,317,000 as compared to $6,363,000 for the comparable 2003 period. Net cash flow provided by operating activities before working capital changes for the second quarter of 2004 was $16,363,000, as compared to $5,046,000 for the comparable 2003 period. For the first six months of 2004, the Company reported net income of $7,409,000 or $0.16 per share. The Company reported net income of $1,295,000 or $0.03 per share for the first six months of 2003. Net income for the first six months of 2003 includes an after tax gain of $849,000 for the cumulative effect of a change in accounting principle related to the adoption of Statement of Accounting Standards No. 143, "Accounting For Asset Retirement Obligations." For the first six months of 2004, net cash flow provided by operating activities was $23,537,000 and net cash flow provided by operating activities before working capital changes was $29,833,000. Net cash flow provided by operating activities and net cash flow provided by operating activities before working capital changes for the first six months of 2003 were $13,051,000 and $17,048,000, respectively. See the attached schedule for a reconciliation of net cash flow provided by operating activities to net cash flow provided by operating activities before working capital changes.

Oil and gas sales during the second quarter of 2004 increased 137% to $21,436,000 as compared to $9,060,000 in the second quarter of 2003. For the first six months of 2004, sales increased 57% to $39,568,000 from $25,214,000 in the first six months of 2003. Stated on a Mcfe basis, unit prices received during the second quarter and first six months of 2004 were 26% and 13% higher, respectively, than the prices received during the comparable 2003 periods.

Lease operating expenses for the second quarter of 2004 decreased 40% to $0.77 per Mcfe from $1.29 per Mcfe in the second quarter of 2003. For the first six months of 2004, lease operating expenses decreased 25% to $0.80 per Mcfe from $1.06 per Mcfe in the comparable period of 2003. In addition, depreciation, depletion and amortization for the second quarter of 2004 decreased 17% to $2.51 per Mcfe from $3.02 per Mcfe in the second quarter of 2003. For the


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first six months of 2004, depreciation, depletion and amortization decreased 14%
to $2.49 per Mcfe from $2.89 per Mcfe for the comparable period of 2003.

Drilling activity during the quarter included wells at our Roux, Beignet and Boudin prospects as well as six horizontal coalbed methane wells in the Hartshorne Coal Formation in the Arkoma Basin.

The well at the Company's Roux prospect, located at East Cameron Block 129, has been drilled to a total depth of 7,733 feet. It logged 80 feet (TVD) of net productive sands. The well began producing in late June and is currently producing at a gross rate of approximately 3,400 Mcfe per day. PetroQuest has an approximate 27% net revenue interest in the well.

The well at the Beignet Prospect, located in Vermilion Parish, Louisiana, has been drilled to a total depth of 17,200 feet. The primary objective of the well was determined to be non-productive; however, 16 feet of apparent gas pay was encountered in a sand immediately above the primary objective. Current plans are to complete the well in this interval and to test it to determine its commerciality. PetroQuest has an approximate 18% working interest in the well.

At its approximate 23% net revenue interest owned Boudin Prospect at Ship Shoal 225, the Company has drilled to a total depth of 10,914 feet encountering approximately 165 feet (TVD) of net productive sands. This well is expected to begin producing in early August at a gross rate of approximately 10,600 Mcfe per day.

Six coalbed methane wells with an average working interest of 78% have been drilled and completed in the Hartshorne Coal Formation in Pittsburg County, Oklahoma. Subsequent to dewatering, which is estimated to take approximately 8 weeks, production is expected to average approximately 250 Mcf per day per well. The Company has an interest in 22 sections in this area and an average working interest of 40%. Ten more wells (57% average working interest) are planned for this year with 72 thereafter on existing acreage. Reserves are expected to average approximately 700 MMcf per well. Also, on the PetroQuest acreage, there is additional potential in the Spiro and Cromwell Sands.

In addition, as an update to information provided in our first quarter press release, we have completed the infrastructure for the discovery at the Tasso Prospect at High Island 201. It began producing in late June and is currently producing at a gross rate of approximately 30,000 Mcfe per day. The Company has an approximate 7.5% net revenue interest in this well.


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


The following table sets forth certain information with respect to the oil and gas operations of the Company for the three- and six-month periods ended June 30, 2004 and 2003:

                                               Three Months Ended                     Six Months Ended
                                                    June 30,                               June 30,
                                             2004               2003               2004               2003
                                         ------------       -----------        ------------       ------------
Production:
  Oil (Bbls)                                  246,052           183,034             424,531            417,864
  Gas (Mcf)                                 2,160,311           845,931           4,322,051          2,452,248
  Total Production (Mcfe)                   3,636,623         1,944,135           6,869,237          4,959,432

Sales:
  Total oil sales                        $  8,507,123       $ 5,013,976        $ 14,310,726       $ 12,249,095
  Total gas sales                        $ 12,928,781       $ 4,046,220        $ 25,257,755       $ 12,964,789
  Total oil and gas sales                $ 21,435,906       $ 9,060,196        $ 39,568,481       $ 25,213,884

Average sales prices:
  Oil (per Bbl)                                $34.57            $27.39              $33.71             $29.31
  Gas (per Mcf)                                 $5.98             $4.78               $5.84              $5.29
  Per Mcfe                                      $5.89             $4.66               $5.76              $5.08


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


The following initiates guidance for the third and fourth quarter of 2004:

                                                                         Guidance for                Guidance for
Description                                                            3rd Quarter 2004            4th Quarter 2004
-----------                                                            ----------------            ----------------
Production volumes (MMcfe/d)                                                40-42                       42-44

Percent gas                                                                  60%                         65%

Expenses:
  Lease operating expenses (per Mcfe)                                    $0.85-$0.95                 $0.85-$0.95
  Production taxes (per Mcfe)                                            $0.12-$0.13                 $0.12-$0.13
  Depreciation, depletion and amortization (per Mcfe)                    $2.45-$2.55                 $2.35-$2.45
  General and administrative (in millions)                               $1.50-$1.70                 $1.50-$1.70
  Interest expense (in millions)                                         $0.75-$0.85                 $0.75-$0.85

Effective tax rate (all deferred)                                            35%                         35%

PetroQuest Energy, Inc. is an independent energy company engaged in the exploration, development, acquisition and production of oil and natural gas reserves in the Arkoma Basin, East Texas, South Louisiana and the shallow waters of the Gulf of Mexico.

This press release contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves, in prospect development and property acquisitions and in projecting future rates of production, the timing of development expenditures and drilling of wells, and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements.


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


                             PETROQUEST ENERGY, INC.
                      Consolidated Statements of Operations
                                   (unaudited)
                  (Amounts In Thousands, Except Per Share Data)


                                                            Three Months Ended         Six Months Ended
                                                                  June 30,                 June 30,
                                                            -------------------      --------------------
                                                              2004        2003         2004         2003
                                                            -------     -------      -------      -------
Revenues:
        Oil and gas sales                                   $21,436     $ 9,060      $39,568      $25,214
        Interest and other income                                61          41          131           52
                                                            -------     -------      -------      -------
                                                             21,497       9,101       39,699       25,266
                                                            -------     -------      -------      -------

Expenses:
        Lease operating expenses                              2,784       2,504        5,506        5,266
        Production taxes                                        420         125          864          335
        Depreciation, depletion and amortization              9,132       5,878       17,073       14,351
        General and administrative                            1,833       1,126        3,127        2,348
        Accretion of asset retirement obligation                170         136          401          276
        Interest expense                                        665         230        1,346          254
        Derivative effects (benefit)                             (9)      1,714            -        1,749
                                                            -------     -------      -------      -------
                                                             14,995      11,713       28,317       24,579
                                                            -------     -------      -------      -------

Income (loss) from operations                                 6,502      (2,612)      11,382          687

        Income tax expense (benefit)                          2,265        (914)       3,973          241
                                                            -------     -------      -------      -------
Income (loss) before cumulative effect of
change in accounting principle                              $ 4,237     $(1,698)     $ 7,409        $ 446

Cumulative effect of change in accounting principle               -           -            -          849
                                                            -------     -------      -------      -------
Net income (loss)                                           $ 4,237     $(1,698)     $ 7,409      $ 1,295
                                                            =======     =======      =======      =======

Earnings (loss) per common share:
  Basic
       Income (loss) before cumulative effect of
       change in accounting principle                       $  0.10     $ (0.04)     $  0.17      $  0.01
       Cumulative effect of change in
       accounting principle                                       -           -            -         0.02
                                                            -------     -------      -------      -------
       Net income (loss)                                    $  0.10     $ (0.04)     $  0.17      $  0.03
                                                            =======     =======      =======      =======
  Diluted
       Income (loss) before cumulative effect of
       change in accounting principle                       $  0.09     $ (0.04)     $  0.16      $  0.01
       Cumulative effect of change in
       accounting principle                                       -           -            -         0.02
                                                            -------     -------      -------      -------
       Net income (loss)                                    $  0.09     $ (0.04)     $  0.16      $  0.03
                                                            =======     =======      =======      =======

Weighted average number of common shares:
        Basic                                                44,588      42,895       44,573       42,874
                                                            =======     =======      =======      =======
        Diluted                                              46,104      42,895       45,912       43,880
                                                            =======     =======      =======      =======


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


                             PETROQUEST ENERGY, INC.
                       Non-GAAP Disclosure Reconciliation
                             (Amounts In Thousands)

                                                                Three Months Ended           Six Months Ended
                                                                     June 30,                     June 30,
                                                               --------------------        ---------------------
                                                                2004          2003           2004           2003
                                                               -------      -------        -------       -------
Net cash flow provided by operating activities                 $13,317      $ 6,363        $23,537       $13,051
Changes in working capital accounts                              3,046       (1,317)         6,296         3,997
                                                               -------      -------        -------       -------
Net cash flow provided by operations before
  working capital changes                                      $16,363      $ 5,046        $29,833       $17,048
                                                               =======      =======        =======       =======


Note: Management believes that net cash flow provided by operating activities before working capital changes is relevant and useful information, which is commonly used by analysts, investors and other interested parties in the oil and gas industry as a financial indicator of an oil and gas company's ability to generate cash used to internally fund exploration and development activities and to service debt. Net cash flow provided by operating activities before working capital changes is not a measure of financial performance prepared in accordance with generally accepted accounting principles ("GAAP") and should not be considered in isolation or as an alternative to net cash flow provided by operating activities. In addition, since net cash flow provided by operating activities before working capital changes is not a term defined by GAAP, it might not be comparable to similarly titled measures used by other companies.



                            [SIGNATURE PAGE FOLLOWS]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 2004                    PETROQUEST ENERGY, INC.


                                       By: /s/ Daniel G. Fournerat
                                          --------------------------------------
                                          Daniel G. Fournerat
                                          Senior Vice President, General Counsel
                                          and Secretary


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